EXHIBIT 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2009

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Restructuring Costs (1)	Merger-Related Costs (2)	Adjustment Subtotal		Non-GAAP
Sales	$5,899.9			$—		$5,899.9

Materials and production	1,353.9	47.1		47.1		1,306.8

Marketing and administrative	1,729.5		43.6	43.6		1,685.9

Research and development	1,395.3	107.8		107.8		1,287.5

Restructuring costs	37.4	37.4		37.4		—

Equity income from affiliates	(587.1)			—		(587.1)

Other (income) expense, net	3.6		50.2	50.2		(46.6)

Income Before Taxes	1,967.3	(192.3)	(93.8)	(286.1)		2,253.4

Taxes on Income	379.0			(80.1	)(3)	459.1

Net Income	1,588.3			(206.0)		1,794.3

Less: Net Income Attributable to Noncontrolling Interests	32.0			—		32.0

Net Income Attributable to Merck & Co., Inc.	$1,556.3			$(206.0)		$1,762.3

Earnings per Common Share Assuming Dilution	$0.74			$(0.09)		$0.83 (4)

Average Shares Outstanding Assuming Dilution	2,110.0					2,110.0

Tax Rate	19.3%					20.4%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed.
(2)	Merger-related costs include transaction and integration costs associated with the merger.
(3)	Represents the estimated tax impact on the reconciling items.
(4)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $1,756.9 million for the second quarter of 2009.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2009

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Restructuring Costs (1)	Merger-Related Costs (2)	Adjustment Subtotal		Non-GAAP
Sales	$11,285.1			$—		$11,285.1

Materials and production	2,687.7	69.3		69.3		2,618.4

Marketing and administrative	3,362.5		50.2	50.2		3,312.3

Research and development	2,619.5	195.9		195.9		2,423.6

Restructuring costs	101.7	101.7		101.7		—

Equity income from affiliates	(1,173.0)			—		(1,173.0)

Other (income) expense, net	(63.6)		62.7	62.7		(126.3)

Income Before Taxes	3,750.3	(366.9)	(112.9)	(479.8)		4,230.1

Taxes on Income	706.2			(137.1	)(3)	843.3

Net Income	3,044.1			(342.7)		3,386.8

Less: Net Income Attributable to Noncontrolling Interests	62.8			—		62.8

Net Income Attributable to Merck & Co., Inc.	$2,981.3			$(342.7)		$3,324.0

Earnings per Common Share Assuming Dilution	$1.41			$(0.16)		$1.57 (4)

Average Shares Outstanding Assuming Dilution	2,109.8					2,109.8

Tax Rate	18.8%					19.9%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed.
(2)	Merger-related costs include transaction and integration costs associated with the merger.
(3)	Represents the estimated tax impact on the reconciling items.
(4)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $3,314.0 million for the six months ended June 30, 2009.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2010

(AMOUNTS IN MILLIONS)

Table 3b

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect a full quarter of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	Global			U.S.			International
	2Q10	Supp. Comb. Non-GAAP 2Q09	% Change	2Q10	Supp. Comb. Non-GAAP 2Q09	% Change	2Q10	Supp. Comb. Non-GAAP 2Q09	% Change
TOTAL SALES (1)	$11,346	$11,534	-2	$4,864	$5,288	-8	$6,482	$6,247	4

HUMAN HEALTH (2)	9,776	9,956	-2	4,041	4,323	-7	5,736	5,633	2
Bone, Resp., Imm., & Dermatology
Singulair	1,258	1,257		830	823	1	427	434	-2
Remicade	669	565	18				669	565	18
Nasonex	338	321	5	196	183	7	142	138	3
Fosamax	241	277	-13	21	42	-48	220	236	-7
Clarinex	202	226	-11	60	74	-20	143	152	-6
Propecia	113	106	7	37	37	-1	77	69	11
Arcoxia	95	88	8				95	88	8
Asmanex	56	54	4	54	52	3	2	2	29

Cardiovascular
Zetia	564	556	1	308	323	-5	256	233	10
Vytorin	490	532	-8	263	314	-16	227	218	4
Integrilin	70	73	-4	65	68	-5	5	5	-1

Diabetes & Obesity
Januvia	600	462	30	380	348	9	220	115	92
Janumet	218	155	41	136	113	20	82	41	*

Infectious Disease
Isentress	267	172	55	130	88	49	137	85	61
PegIntron	185	215	-14	25	30	-16	159	185	-14
Primaxin	158	160	-2	32	32	1	125	128	-2
Cancidas	150	149	1	14	18	-22	135	130	4
Avelox	59	71	-17	55	67	-19	5	4	8
Invanz	83	71	17	43	37	17	40	34	18
Rebetol	55	67	-18			*	55	67	-18
Crixivan / Stocrin	48	56	-14	2	3	-41	46	53	-12

Mature Brands
Cozaar / Hyzaar	485	906	-46	63	332	-81	423	573	-26
Zocor	117	141	-17	9	9	-1	108	132	-18
Claritin Rx	93	96	-3				93	96	-3
Vasotec / Vaseretic	63	76	-18				63	76	-18
Proscar	56	79	-30	2	1	15	54	78	-31
Proventil	55	56	-2	53	55	-4	2	1	79

Neurosciences & Ophthalmology
Maxalt	133	141	-5	93	99	-6	40	42	-4
Cosopt / Trusopt	123	125	-1	4	11	-61	119	114	5
Subutex / Suboxone	51	52	-2				51	52	-2
Remeron	59	50	17	2	2	-8	57	48	19

Oncology
Temodar	271	256	6	103	93	11	168	163	3
Emend	93	77	21	54	51	6	39	26	52
Caelyx	66	68	-3				66	68	-3
Intron A	51	67	-24	29	35	-17	22	32	-32

Vaccines
ProQuad, M-M-R II and Varivax	340	322	5	323	303	6	17	19	-13
Gardasil	219	268	-18	163	184	-12	56	84	-33
RotaTeq	139	126	10	118	107	10	21	18	15
Zostavax	18	42	-57	18	42	-57
Pneumovax	59	47	26	49	39	24	11	8	33

Women’s Health & Endocrine
NuvaRing	145	129	12	88	79	11	57	50	14
Follistim / Puregon	137	145	-5	43	49	-12	94	96	-2
Cerazette	49	46	7				49	46	7
Implanon	51	43	17	19	15	24	32	28	14

Other Human Health (3)	986	965	2	158	166	-4	827	801	3

ANIMAL HEALTH	731	672	9	153	149	3	578	524	10

CONSUMER CARE (2)	422	381	11	381	347	10	41	34	20
Claritin OTC	132	108	23	124	102	21	8	6	44

Other Revenues (4)	417	524	-20	290	469	-38	127	55	*
Astra	241	386	-38	241	386	-38

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other Vaccine sales included in Other Human Health were $57 million and $34 million on a global basis for second quarter 2010 and 2009, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full quarter of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

*	100% or over

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2010

(AMOUNTS IN MILLIONS)

Table 3c

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect the period of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	Global			U.S.			International
	Jun YTD 2010	Supp. Comb. Non-GAAP Jun YTD 2009	% Change	Jun YTD 2010	Supp. Comb. Non-GAAP Jun YTD 2009	% Change	Jun YTD 2010	Supp. Comb. Non-GAAP Jun YTD 2009	% Change
TOTAL SALES (1)	$22,768	$22,217	2	$9,862	$10,233	-4	$12,907	$11,983	8

HUMAN HEALTH (2)	19,570	19,191	2	8,130	8,360	-3	11,439	10,832	6
Bone, Resp., Imm., & Dermatology
Singulair	2,423	2,315	5	1,559	1,505	4	864	809	7
Remicade	1,343	1,083	24				1,343	1,083	24
Nasonex	658	627	5	351	340	3	307	286	7
Fosamax	472	539	-12	47	82	-43	425	456	-7
Clarinex	376	400	-6	109	134	-19	267	266	1
Propecia	213	209	2	72	73	-1	141	136	4
Arcoxia	190	169	12				190	169	12
Asmanex	107	103	4	103	99	4	4	4	-2

Cardiovascular
Zetia	1,098	1,067	3	588	633	-7	509	434	17
Vytorin	967	1,010	-4	518	601	-14	449	408	10
Integrilin	140	149	-6	130	140	-7	10	9	2

Diabetes & Obesity
Januvia	1,111	873	27	734	661	11	377	213	77
Janumet	419	283	48	261	214	22	158	69	*

Infectious Disease
Isentress	499	320	56	241	163	49	258	158	63
PegIntron	371	430	-14	51	59	-13	320	372	-14
Primaxin	317	324	-2	67	62	9	249	262	-5
Cancidas	303	287	5	29	37	-20	273	250	9
Avelox	165	180	-9	156	172	-9	9	8	8
Invanz	158	132	19	81	70	16	77	62	23
Rebetol	111	134	-17			-13	111	133	-17
Crixivan / Stocrin	100	105	-5	4	6	-26	95	99	-4

Mature Brands
Cozaar / Hyzaar	1,267	1,745	-27	354	636	-44	913	1,109	-18
Zocor	233	278	-16	19	18	9	214	261	-18
Claritin Rx	217	228	-5				217	228	-5
Vasotec / Vaseretic	122	153	-21				122	153	-21
Proscar	114	151	-25	3	3	15	111	149	-25
Proventil	112	110	2	109	108		3	1	*

Neurosciences & Ophthalmology
Maxalt	268	274	-2	176	191	-8	92	83	11
Cosopt / Trusopt	238	246	-3	10	25	-61	228	221	3
Subutex / Suboxone	104	102	1				104	102	1
Remeron	110	100	10	3	4	-21	106	96	11

Oncology
Temodar	545	503	8	195	185	6	350	318	10
Emend	177	146	21	105	95	11	71	51	40
Caelyx	139	128	8				139	128	8
Intron A	105	121	-13	59	62	-3	46	59	-23

Vaccines
ProQuad, M-M-R II and Varivax	659	574	15	619	538	15	40	37	9
Gardasil	451	530	-15	319	363	-12	133	167	-20
RotaTeq	231	260	-11	191	232	-17	40	28	41
Zostavax	114	118	-3	114	118	-3
Pneumovax	110	88	25	89	69	29	21	19	12

Women’s Health & Endocrine
NuvaRing	280	244	15	171	151	13	109	93	17
Follistim / Puregon	270	275	-2	84	92	-8	186	184	1
Cerazette	104	85	22				104	85	22
Implanon	101	80	26	38	28	34	63	52	21

Other Human Health (3)	1,960	1,910	3	369	390	-5	1,590	1,520	5

ANIMAL HEALTH	1,440	1,293	11	293	294		1,147	999	15

CONSUMER CARE (2)	800	765	5	718	700	3	82	65	25
Claritin OTC	242	257	-6	226	246	-8	16	11	47

Other Revenues (4)	959	967	-1	721	880	-18	237	86	*
Astra	605	742	-19	605	742	-19

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other Vaccine sales included in Other Human Health were $113 million and $83 million on a global basis for second quarter 2010 and 2009, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect the period of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

HUMAN HEALTH GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3d

	1Q10	2Q10	Jun YTD

TOTAL HUMAN HEALTH	$9,793	$9,776	$19,570

United States	4,090	4,041	8,130
% Human Health Sales	41.8%	41.3%	41.5%

Europe (1)	2,831	2,660	5,491
% Human Health Sales	28.9%	27.2%	28.1%

Japan	811	902	1,712
% Human Health Sales	8.3%	9.2%	8.7%

Latin America	694	728	1,422
% Human Health Sales	7.1%	7.4%	7.3%

Asia Pacific	587	659	1,245
% Human Health Sales	6.0%	6.7%	6.4%

Eastern Europe/Middle East Africa	404	422	826
% Human Health Sales	4.1%	4.3%	4.2%

Canada	337	328	665
% Human Health Sales	3.4%	3.4%	3.4%

Other	39	37	77
% Human Health Sales	0.4%	0.4%	0.4%

(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

June 2010

(AMOUNTS IN MILLIONS)

Table 3e

	2010 - GAAP
	1Q	2Q	June YTD
TOTAL SALES (1)	$11,422	$11,346	$22,768

HUMAN HEALTH (2)	9,793	9,776	19,570

Bone, Resp., Imm., & Dermatology
Singulair	1,165	1,258	2,423
Remicade	674	669	1,343
Nasonex	320	338	658
Fosamax	230	241	472
Clarinex	174	202	376
Propecia	100	113	213
Arcoxia	95	95	190
Asmanex	51	56	107

Cardiovascular
Zetia	534	564	1,098
Vytorin	477	490	967
Integrilin	70	70	140

Diabetes & Obesity
Januvia	511	600	1,111
Janumet	201	218	419

Infectious Disease
Isentress	232	267	499
PegIntron	186	185	371
Primaxin	159	158	317
Cancidas	153	150	303
Avelox	106	59	165
Invanz	75	83	158
Rebetol	56	55	111
Crixivan / Stocrin	52	48	100

Mature Brands
Cozaar / Hyzaar	782	485	1,267
Zocor	116	117	233
Claritin Rx	124	93	217
Vasotec / Vaseretic	59	63	122
Proscar	58	56	114
Proventil	57	55	112

Neurosciences & Ophthalmology
Maxalt	135	133	268
Cosopt / Trusopt	115	123	238
Subutex / Suboxone	52	51	104
Remeron	51	59	110

Oncology
Temodar	274	271	545
Emend	84	93	177
Caelyx	74	66	139
Intron A	54	51	105

Vaccines
ProQuad, M-M-R II and Varivax	319	340	659
Gardasil	233	219	451
RotaTeq	93	139	231
Zostavax	95	18	114
Pneumovax	51	59	110

Women’s Health & Endocrine
NuvaRing	135	145	280
Follistim / Puregon	134	137	270
Cerazette	55	49	104
Implanon	51	51	101

Other Human Health (3)	974	986	1,960

ANIMAL HEALTH	709	731	1,440

CONSUMER CARE (2)	379	422	800
Claritin OTC	110	132	242

Other Revenues (4)	542	417	959
Astra	364	241	605

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)	Includes Human Health products not individually shown above. Other vaccines sales included in Other Human Health were $55 million and $57 million for first and second quarters of 2010, respectively.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES-SUPPLEMENTAL COMBINED NON-GAAP

FULL YEAR 2009

(AMOUNTS IN MILLIONS)

Table 3f

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect full quarters and a full year of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	2009 - Supplemental Combined Non-GAAP
	1Q	2Q	3Q	4Q	Full Year
TOTAL SALES (1)	$10,683	$11,534	$11,531	$12,216	$45,964

HUMAN HEALTH (2)	9,235	9,956	10,101	10,805	40,098

Bone, Resp., Imm., & Dermatology
Singulair	1,057	1,257	1,085	1,260	4,660
Remicade	518	565	608	635	2,327
Nasonex	306	321	266	286	1,179
Fosamax	261	277	276	285	1,100
Clarinex	174	226	164	155	719
Propecia	103	106	109	123	440
Arcoxia	81	88	90	98	358
Asmanex	49	54	53	58	214

Cardiovascular
Zetia	510	556	563	614	2,244
Vytorin	477	532	525	577	2,112
Integrilin	76	73	74	72	295

Diabetes & Obesity
Januvia	411	462	491	558	1,922
Janumet	128	155	173	202	658

Infectious Disease
PegIntron	216	215	198	216	844
Isentress	148	172	197	234	752
Primaxin	165	160	168	196	689
Cancidas	139	149	155	175	617
Avelox	109	71	70	118	368
Invanz	62	71	73	88	293
Rebetol	66	67	64	57	254
Crixivan / Stocrin	49	56	49	52	206

Mature Brands
Cozaar / Hyzaar	839	906	861	955	3,561
Zocor	137	141	141	139	558
Claritin Rx	132	96	95	109	433
Vasotec / Vaseretic	77	76	73	85	311
Proscar	72	79	67	72	291
Proventil	54	56	59	56	225

Neurosciences & Ophthalmology
Maxalt	133	141	144	156	575
Cosopt / Trusopt	121	125	123	134	503
Remeron	50	50	74	60	234
Subutex / Suboxone	50	52	53	56	211

Oncology
Temodar	247	256	278	292	1,073
Emend	69	77	82	89	317
Caelyx	61	68	67	70	265
Intron A	54	67	56	54	231

Vaccines
ProQuad, M-M-R II and Varivax	252	322	462	333	1,369
Gardasil	262	268	311	277	1,118
RotaTeq	134	126	127	135	522
Pneumovax	41	47	130	128	346
Zostavax	75	42	84	76	277

Women’s Health & Endocrine
Follistim / Puregon	131	145	122	149	546
NuvaRing	115	129	131	135	511
Cerazette	39	46	49	53	187
Implanon	37	43	45	53	179

Other Human Health (3)	945	965	1,016	1,079	4,005

ANIMAL HEALTH	621	672	664	759	2,716

CONSUMER CARE (2)	384	381	283	232	1,281
Claritin OTC	149	108	85	63	406

Other Revenues (4)	443	524	483	420	1,870
Astra	356	386	340	332	1,414

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)	Includes Human Health products not individually shown above. Other vaccines sales included in Other Human Health were $50M in 1Q09, $34M in 2Q09, $54M in 3Q09, and $50M in 4Q09, respectively.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE-GAAP

SECOND QUARTER 2010

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	2Q10	2Q09	YTD 2010	YTD 2009
ASTRAZENECA LP	$40.1	$122.9	$165.1	$291.2
MERCK / SCHERING-PLOUGH (1)	—	362.3	—	653.2
Other (2)	2.8	101.9	15.3	228.6

TOTAL	$42.9	$587.1	$180.4	$1,173.0

(1)	Upon completion of the merger with Schering-Plough, the Merck/Schering-Plough partnership became wholly-owned by the company.
(2)	Primarily reflects results for Merial Limited (which was disposed of on September 17, 2009), Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	2Q10	2Q09	YTD 2010	YTD 2009
GARDASIL	$82.3	$144.9	$164.5	$309.0
OTHER VIRAL VACCINES	23.4	26.9	46.4	52.3
ROTATEQ	13.8	10.1	25.4	18.8
FLU VACCINES	—	—	10.0	—
HEPATITIS VACCINES	5.7	11.0	11.6	24.4
Other Vaccines	112.2	120.3	230.6	252.0

TOTAL SANOFI PASTEUR MSD SALES	$237.4	$313.2	$488.5	$656.5

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	2Q10	2Q09	YTD 2010	YTD 2009
INTEREST INCOME	$(21.6)	$(70.0)	$(33.6)	$(166.3)
INTEREST EXPENSE	184.8	99.5	366.0	160.2
EXCHANGE (GAINS) LOSSES	(4.3)	(20.0)	75.8	(3.5)
Other, net	(439.3)	(5.9)	(520.9)	(54.0)

TOTAL	$(280.4)	$3.6	$(112.7)	$(63.6)